UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022 (May 26, 2022)

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 774-3034
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 26, 2022, DuPont de Nemours, Inc. (the “Company”) held its Annual Meeting of Stockholders. As of the close of business on March 31, 2022, the record date for the Annual Meeting, (the "Record Date"), 508,528,772 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 426,498,577 shares of common stock were voted in person or by proxy, representing 83.9 percent of the shares entitled to be voted. The following are the final voting results on the matters considered and voted upon at the Annual Meeting, all of which are described in the Company’s 2022 Proxy Statement.

Agenda Item 1-Election of Directors. The Company’s stockholders elected the following 12 nominees to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Amy G. Brady	363,352,097	1,995,480	595,634	60,555,366
Edward D. Breen	340,384,978	23,859,440	1,698,793	60,555,366
Ruby R. Chandy	362,837,539	2,482,687	622,985	60,555,366
Terrence R. Curtin	360,694,909	4,599,271	649,031	60,555,366
Alexander M. Cutler	356,848,105	8,458,954	636,152	60,555,366
Eleuthère I. du Pont	357,911,816	7,421,669	609,726	60,555,366
Kristina M. Johnson	363,422,629	1,919,575	601,007	60,555,366
Luther C. Kissam	360,742,878	4,570,548	629,785	60,555,366
Frederick M. Lowery	357,404,831	7,884,367	654,013	60,555,366
Raymond J. Milchovich	361,077,093	4,191,841	674,277	60,555,366
Deanna M. Mulligan	362,217,787	3,121,291	604,133	60,555,366
Steven M. Sterin	363,207,776	2,066,720	668,715	60,555,366

Agenda Item 2-Advisory Resolution to Approve Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
333,231,957	31,155,737	1,555,517	60,555,366

Agenda Item 3-Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022.

For	Against	Abstain	Broker Non-Votes
424,815,603	1,058,959	624,015	—

Agenda Item 4-Stockholder Proposal-Independent Board Chair. The Company’s stockholders did not approve a stockholder proposal requesting a policy to be adopted to separate the offices of the Chairman of the Board and the Chief Executive Officers.

For	Against	Abstain	Broker Non-Votes
91,499,907	273,083,982	1,359,322	60,555,366

Item 7.01 Regulation FD Disclosure.
On May 26, 2022, the Company issued a press release announcing Dr. Johnson’s election to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 26, 2022, regarding the appointment of Kristina Johnson to the Board.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	May 31, 2022	By:	/s/ Michael G. Goss
		Name:	Michael G. Goss
		Title:	Vice President and Controller